UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2020

ALPHA-EN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12885	95-4622429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Wells Avenue, 2nd Floor, Yonkers, New York

(Address of Principal Executive Offices)

(914) 418-2000

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALPE	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Director - Jerome Feldman

On February 12, 2020, the board of directors of alpha-En Corporation (the “Company”), accepted the resignation of Jerome Feldman as Executive Director. Mr. Feldman’s resignation was effective as of February 12, 2020. Mr. Feldman will remain a member of the Company’s board of directors.

(c) Appointment Chief Executive Officer

On February 12, 2020, the board of directors of the Company appointed Sam Pitroda to serve as Chief Executive Officer of the Company. Mr. Pitroda’s appointment is effective as of February 12, 2020. Mr. Pitroda is the Company’s current Chairman of the board of directors and will continue to serve on the board as Chairman. Mr. Pitroda also previously served as the Company’s Chief Executive Officer from November 2017 through November 2019.

Mr. Pitroda is an information technology and telecommunications inventor and entrepreneur. He was the founder and former Chief Executive Officer of C-Sam, Inc. a provider of a mobile wallets platform, which was founded in 1998 and purchased in 2014 by MasterCard. Earlier in his career Mr. Pitroda also founded a number of other electronics and software companies in the U.S. Mr. Pitroda served as an advisor to Prime Minister Rajiv Gandhi of India on Technology Missions and was the first chairman of Telecom Commission of India. He also served as an advisor to Prime minister Dr Singh with a rank of a Cabinet Minister on Digital India & Innovations. Mr. Pitroda has an M.S. in Physics from M.S. University, Baroda, India, an M.S. in Electrical Engineering from Illinois Institute of Technology, Chicago and 20 honorary Ph.Ds. He holds around 100 US patents.

There are no arrangements or understandings between Mr. Pitroda and any other persons pursuant to which he was appointed Chief Executive Officer. There are also no family relationships between Mr. Pitroda and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA-EN CORPORATION
(Registrant)

Date: February 19, 2020	By:	/s/ Sam Pitroda
	Name:	Sam Pitroda
	Title:	Chief Executive Officer